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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 2005
                                (AUGUST 8, 2005)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                              38-2626206
(STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER IDENTIFICATION
INCORPORATION)                                                           NUMBER)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26255 AMERICAN DRIVE
SOUTHFIELD, MICHIGAN                                                       48034
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) Previous independent registered public accounting firm

     (i) On August 8, 2005, Meadowbrook Insurance Group, Inc. ("Meadowbrook") dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Audit Committee of the Board of Directors participated in and approved the decision to change Meadowbrook's independent registered public accounting firm.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years did not contain an adverse opinion nor disclaimer of opinion, and, they were not qualified nor modified as to uncertainty, audit scope or accounting principle.

     (iii) During the two most recent fiscal years and through August 8, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     (iv) During the two most recent fiscal years and through August 8, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (v) Meadowbrook has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 10, 2005, is filed as Exhibit 16 to this Form 8-K.


(b) New independent registered public accounting firm

     (i) Effective August 8, 2005, the Audit Committee of the Board of Directors engaged Ernst & Young LLP as Meadowbrook's new independent registered public accounting firm. During the two most recent fiscal years and through August 8, 2005, Meadowbrook has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Meadowbrook's financial statements, and neither a written report was provided to Meadowbrook or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by Meadowbrook in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K."


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None.

b. None.

c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

   16.1   Letter from PricewaterhouseCoopers LLP.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2005            MEADOWBROOK INSURANCE GROUP, INC.
                                  (REGISTRANT)


                                  By:   /s/ Robert S. Cubbin
                                      ----------------------------------------
                                        Robert S. Cubbin, President and
                                        Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                         DOCUMENT DESCRIPTION

      16.1                          Letter from PricewaterhouseCoopers LLP.